ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                 February 1, 2001 - February 28, 2001
                                  -------------------------------------

SETTLEMENT DATE:                      15-Mar-01
                                  -------------------
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
A.    SERIES INFORMATION

      Advanta Leasing Receivables Corp. VIII and
      ADVANTA LEASING RECEIVABLES CORP. IX
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1999-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)  Beginning Aggregate Contract Principal Balance ....................................................... $ 30,868,547.77
                                                                                                                   ----------------
      (b.)  Contract Principal Balance of all Collections allocable to Contracts ................................. $  2,451,555.42
                                                                                                                   ----------------
      (c.)  Contract Principal Balance of Charged-Off Contracts .................................................. $     40,369.34
                                                                                                                   ----------------
      (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date .............. $ 28,376,623.01
                                                                                                                  -----------------

            BALANCES ON THIS SETTLEMENT DATE

      (d.)  Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)    0.2310842                                                     $ 22,848,709.73
                                                     =========                                                    -----------------
      (e1.) Ending Class A-1 Principal Balance       0.0000000                      $              -
                                                     =========                      -----------------
      (e2.) Ending Class A-2 Principal Balance       0.3481215                      $   13,403,001.73
                                                     =========                      -----------------
      (e3.) Ending Class A-3 Principal Balance       1.0000000                      $    9,445,708.00
                                                     =========                      -----------------
      (f.)  Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)    0.4765446                                                      $  5,527,913.27
                                                     =========                                                     -----------------


II.   COMPLIANCE RATIOS

      (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts ........................................ $ 30,702,492.77
                                                                                                                  -----------------

      (b.)  CBR of Contracts 1 - 30 days delinquent .............................................................. $  2,182,680.08
                                                                                                                  -----------------
      (c.)   % of Delinquent Contracts 1- 30 days as of the related Calculation
              Date ...............................................................................................           7.11%
                                                                                                                  -----------------

      (d.)  CBR of Contracts 31 - 60 days delinquent ............................................................. $  1,484,829.94
                                                                                                                  -----------------
      (e.)   % of Delinquent Contracts 31- 60 days as of the related Calculation
              Date ...............................................................................................           4.84%
                                                                                                                  -----------------

      (f.)  CBR of Contracts 61 - 90 days delinquent ............................................................. $    532,199.84
                                                                                                                  -----------------
      (g.)   % of Delinquent Contracts 61- 90 days as of the related Calculation
               Date ..............................................................................................           1.73%
                                                                                                                  -----------------

      (h.)  CBR of Contracts > 91 days delinquent ................................................................ $    661,411.51
                                                                                                                  -----------------
      (i.)   % of Delinquent Contracts > 91 days as of the related Calculation
               Date ..............................................................................................           2.15%
                                                                                                                  -----------------

      (j1.) % of Delinquent Contracts 31 days or more as of the related Calculation
               Date ..............................................................................................           8.72%
                                                                                                                  -----------------
      (j2.) Month 2:    Jan-01 ...................................................................................           8.15%
                                                                                                                  -----------------
      (j3.) Month 3:    Dec-00 ...................................................................................           7.55%
                                                                                                                   ----------------
      (j4.) Three month rolling average % of Delinquent Contracts 31 days or more ................................           8.14%
                                                                                                                  -----------------


      (k1.) Net Charge-Off % for the related Collection Period
              (annualized 30/360)    .............................................................................           0.00%
                                                                                                                  -----------------
      (k2.) Month 2:    Jan-01 ...................................................................................           0.12%
                                                                                                                  -----------------
      (k3.) Month 3:    Dec-00 ...................................................................................           0.00%
                                                                                                                  -----------------
      (k4.) Three month rolling average % for Defaulted Contracts ................................................           0.04%
                                                                                                                  -----------------
              *Note:  Current Month Net Charge-off % is negative 1.1422% reported as zero (February, 2001)
            Does the Cumulative Loss % exceed ....................................................................

      (l1.) The Loss Trigger Level % from Beginning Period to and including 12th
               Collection Period?   Y or N .......................................................................       n/a
                                                                                                                  -----------------
      (l2.) The Loss Trigger Level % from 13th Collection Period to and including
                24th Collection Period?  Y or N ..................................................................       NO
                                                                                                                  -----------------
      (l3.) The Loss Trigger Level % from 25th Collection Period and
                thereafter?  Y or N ..............................................................................       n/a
                                                                                                                  -----------------


      (m1.) Residual Realization for the related Collection Period ...............................................         121.51%
                                                                                                                  -----------------
      (m2.) Month 2:     Jan-01 ..................................................................................         123.53%
                                                                                                                  -----------------
      (m3.) Month 3:     Dec-00 ..................................................................................         124.13%
                                                                                                                  -----------------
      (m4.) Three month rolling average Residual Realization Ratio ...............................................         123.06%
                                                                                                                  -----------------

      (n.)  Does the three month rolling Residual Realization ratio exceed 100%
             Y or N ..............................................................................................            YES
                                                                                                                  -----------------
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
III.  FLOW OF FUNDS
      (1.)  The amount on deposit in Available Funds ............................................................. $  3,076,666.81
                                                                                                                  -----------------
      (2.)  The prepayment amounts deposited, if any, by the Issuers'
                to the Collection Account for removal of defaulted contracts ..................................... $             -
                                                                                                                  -----------------
      (3.)  Total deposits in the Collection Account to be used as available funds on this Payment Date ........................................................................ $  3,076,666.81
                                                                                                                  -----------------

      (a.)  To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid
                Balance .......................................................................................... $             -
                                                                                                                  -----------------
      (b.)  To the Servicer, the Servicing Fee and miscellaneous amounts, if any ................................. $     25,723.79
                                                                                                                  -----------------

            To Series 1999-1 Noteholders:
      (c.)  To Class A, the total Class A Note Interest and Class A Overdue
               Interest for the related period ................................................................... $    139,578.65
                                                                                                                  -----------------
                               Interest on Class A-1 Notes .................        $           -
                                                                                     -------------
                               Interest on Class A-2 Notes .................        $    85,265.83
                                                                                     -------------
                               Interest on Class A-3 Notes .................        $    54,312.82
                                                                                     -------------
      (d.)  Interest on Class B Notes for the related period ..................................................... $     36,430.90
                                                                                                                  -----------------

      (e.)  To Series 1999-1Noteholders:
            To Class A, the total applicable Principal Payment ................................................... $  2,006,484.93
                                                                                                                  -----------------
                               Principal Payment to Class A-1 Noteholders .......   $            -
                                                                                    --------------
                               Principal Payment to Class A-2 Noteholders .......   $ 2,006,484.93
                                                                                    --------------
                               Principal Payment to Class A-3 Noteholders .......   $            -
                                                                                    --------------
            To Class B for applicable Principal Payment to the extent of the
               Class B Floor ..................................................................................... $    485,439.83
                                                                                                                  -----------------


      (f.)  To the Reserve Account:
            The amount needed to increase the amount in the Reserve Account to
               the Required Reserve .............................................................................. $            -
                                                                                                                  -----------------


      (g.)  Upon the occurrence of a Residual Event    the lesser of:

            (A) the remaining Available Funds and ................................  $           -
                                                                                    -------------
            (B) the aggregate amount of Residual Receipts included in Available
                   Funds .........................................................  $           -
                                                                                    -------------
            To be deposited to the Residual Account .............................................................. $            -
                                                                                                                  -----------------
      (h.)  To the Issuers, as owner of the Pledged Assets, any remaining
               Available Funds on deposit in the Collection Account
               (the "Issuers' Interest") ......................................................................... $    383,008.72
                                                                                                                 -----------------
IV.   SERVICER ADVANCES

      (a.)  Aggregate amount of Servicer Advances at the beginning of the
              Collection Period .................................................................................. $    806,102.19
                                                                                                                  -----------------
      (b.)  Servicer Advances reimbursed during the Collection Period ............................................ $     36,256.68
                                                                                                                  -----------------
      (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
            Settlement Date ...................................................................................... $             -
                                                                                                                  -----------------
      (d.)  Servicer Advances made during the related Collection Period .......................................... $     90,534.37
                                                                                                                  -----------------
      (e.)  Aggregate amount of Servicer Advances at the end of the Collection
            Period ............................................................................................... $    860,379.88
                                                                                                                  -----------------
      (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
            were not made ........................................................................................ $             -
                                                                                                                  -----------------


V.    RESERVE ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period .................................. $  1,543,427.39
                                                                                                                  -----------------
      (b.)  Amount of interest earnings reinvested for the related Monthly Period ................................ $      7,129.74
                                                                                                                  -----------------
      (c.)  Amounts used to cover shortfalls, if any,  for the related Collection
              Period ............................................................................................. $             -
                                                                                                                  -----------------
      (d.)  Amounts transferred from the Collection Account, if applicable ....................................... $             -
                                                                                                                  -----------------
      (e.)  Balance remaining before calculating Required Reserve Amount ......................................... $  1,550,557.13
                                                                                                                  -----------------

      (f.)  Required Reserve Amount needed as of the related Collection Period ................................... $  1,418,831.15
                                                                                                                  -----------------

      (g1.) If (e) above is greater than (f), then excess amount to be transferred
                to the Series Obligors ........................................................................... $    131,725.98
                                                                                                                  -----------------
      (g2.) If (e) is greater than (d), then amount of shortfall .................................................
                                                                                                                  -----------------

      (h.)  Amounts on deposit at the end of the related Collection Period
           (e minus g1) .......................................................................................... $  1,418,831.15
                                                                                                                  -----------------

      (i.)  Is the Required Reserve Amount equal to the balance in the Reserve
              Account as of the related Collection period ? Y or N ...............................................        YES
                                                                                                                  -----------------


VI.   RESIDUAL ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period .................................. $             -
                                                                                                                  -----------------
      (b.)  Amounts transferred from the Collection Account ...................................................... $             -
                                                                                                                  -----------------
      (c.)  Amounts used to cover shortfalls for the related Collection Period ................................... $             -
                                                                                                                  -----------------
      (d.)  Amount on deposit at the end of the related Collection Period ........................................ $             -
                                                                                                                  -----------------
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

VII. ADVANCE PAYMENTS
     (a)    Beginning aggregate Advance Payments ................................................................. $ 610,491.55
                                                                                                                   ------------
     (b)    Add:  Amount of Advance Payments collected during the related Collection Period ...................... $ 275,373.61
                                                                                                                   ------------
     (c)    Add:  Investment earnings for the related  Collection Period ......................................... $          -
                                                                                                                   ------------
     (d)    Less: Amount of Advance Payments withdrawn for deposit into Facility Account ......................... $ 366,353.20
                                                                                                                   ------------
     (e)    Ending aggregate Advance Payments .................................................................... $ 519,511.96
                                                                                                                   ------------
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ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

BY:    /s/ Mark Shapiro
      -------------------
TITLE: SR VP
      -------------------

DATE: 03/12/01
      -------------------

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